SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro San Rafael, CA	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On January 16, 2015, BioMarin Pharmaceutical Inc. (BioMarin) filed with the Securities and Exchange Commission (the SEC) a current report on Form 8-K (the Initial 8-K) to report, among other things, the consummation of the acquisition by BioMarin of Prosensa Holding N.V. (Prosensa). This Amendment No. 1 to the Initial 8-K (this Form 8-K/A) amends and supplements Item 9.01 of the Initial 8-K by providing the Unaudited Condensed Consolidated Financial Statements of Prosensa and the Unaudited Pro Forma Condensed Combined Financial Statements of BioMarin described below, which were not filed with the Initial 8-K and are permitted to be filed by amendment no later than seventy-one (71) calendar days after the Initial 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Unaudited Condensed Consolidated Financial Statements of Prosensa, including the Condensed Consolidated Balance Sheet as of September 30, 2014 (Unaudited) and the Condensed Consolidated Statements of Comprehensive Income (Unaudited) for the nine months ended September 30, 2014 and 2013, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The following pro forma financial information is included as Exhibit 99.1 to this Form 8-K/A and is incorporated by reference into this Item 9.01(b):

•	The Unaudited Pro Forma Condensed Combined Financial Statements of BioMarin, which describe the effect of the acquisition on BioMarin’s Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Operations for the year ended December 31, 2014 as if the acquisition had occurred on January 1, 2014.

BioMarin is providing the unaudited pro forma condensed combined financial information for illustrative purposes only. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies actually been combined during the periods presented or the future results that the combined companies will experience. See the risks identified under “Item 1A Risk Factors—Risks Related to our Acquisition of Prosensa Holding N.V.” in BioMarin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on March 2, 2015, and in the other reports filed by BioMarin with the SEC, for a discussion of the risks and uncertainties related to BioMarin’s acquisition of Prosensa.

(d) Exhibits.

Exhibit Number	Description

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements

99.2*	Unaudited Condensed Consolidated Financial Statements of Prosensa Holding N.V. for the nine months ended September 30, 2014 and 2013.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc.

Date: April 3, 2015	By:	/s/ Daniel Spiegelman
Daniel Spiegelman
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit Number	Description

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements

99.2*	Unaudited Condensed Consolidated Financial Statements of Prosensa Holding N.V. for the nine months ended September 30, 2014 and 2013.

*	Filed herewith.

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